As filed with the Securities and Exchange Commission on December 8, 2021
1933 Act File No. 033-57986
1940 Act File No. 811-07470

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 101	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 102	☒
(Check appropriate box or boxes.)

CARILLON SERIES TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRESIDENT & PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)
Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Carillon Mutual Funds
Prospectus
[     ], 2022

Equity Funds	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ ERISA
Carillon ClariVest International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX	CSIMX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the Funds’ Prospectus. Any representation to the contrary is a criminal offense.
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Table of Contents
Summaries
Carillon ClariVest International Fund	3

More Information About the Fund
Additional Information About the Fund	15
Additional Information Regarding Investment Strategies	15
Additional Information About Principal Risk Factors	16
Investment Adviser	27
Sub-advisers	29
Portfolio Managers	29
Distributor	30
Rule 12b-1 Distribution Plan	30
Payments to Financial Intermediaries	30
Choosing a Share Class	32
Class A Shares	33
Sales Charge Reductions	34
Class C Shares	45
Application of CDSC	45
Reinstatement Privilege	46
Class I Shares	47
Class Y Shares	47
Class R-3, R-5 and R-6 Shares	48
Class RJ ERISA Shares	48
How to Invest	48
How To Sell Your Investment	51
How To Exchange Your Shares	55
Valuing Your Shares	56
Doing Business with the Fund	59
Dividends, Other Distributions and Taxes	62
Description of Indices	66
Fund Symbols, CUSIPs and Codes	67
Financial Highlights	68
For More Information	68

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Carillon Mutual Funds
SUMMARY OF CARILLON CLARIVEST INTERNATIONAL FUND | 3.1.2022
Investment objective | The Carillon ClariVest International Fund (“International Fund” or the “fund”) seeks capital appreciation.
Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [  ] of the fund’s Prospectus and on page [  ] of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.
Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ ERISA
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ ERISA
Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

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Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%	0.00%
Other Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]% (c)
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement (d)	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%	[ ]%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Management Fees have been restated to reflect a reduction in the contractual investment advisory fee rate and subadvisory fee rate that became effective on March 1, 2021.
(c) Other expenses are estimated for the current fiscal year.
(d) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through February 28, 2023 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95%, Class Y – 1.25%, Class R-3 – 1.50%, Class R-5 – 0.95%, and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. With respect to Class RJ ERISA shares, Carillon has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon and its affiliates through at least February 28, 2023. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. For each class other than the Class RJ ERISA shares, any reimbursement of fund expenses or waiver of

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Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee reimbursement.
Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$[ ]	$[ ]	$[ ]	$[ ]
Class C	$[ ]	$[ ]	$[ ]	$[ ]
Class I	$[ ]	$[ ]	$[ ]	$[ ]
Class Y	$[ ]	$[ ]	$[ ]	$[ ]
Class R-3	$[ ]	$[ ]	$[ ]	$[ ]
Class R-5	$[ ]	$[ ]	$[ ]	$[ ]
Class R-6	$[ ]	$[ ]	$[ ]	$[ ]
Class RJ ERISA	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal investment strategies |  The International Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”).  Issuers considered to be economically tied to countries outside of the U.S. include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; or (5) any other issuer that the sub-adviser believes may expose the fund’s assets to the economic fortunes and risks of a country or countries outside of the

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U.S.  The fund typically does not invest in issuers located in emerging market countries. The fund’s benchmark is the MSCI EAFE® Index which measures large- and mid-cap equity performance across 21 developed countries, excluding the U.S. and Canada. The fund may have significant exposure to Japan. However, as the composition of the fund’s portfolio changes over time, the fund’s exposure to this country may be lower at a future date, and the fund’s exposure to other countries may be higher.
In selecting securities for the fund, the sub-adviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange-traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements. The fund may sell securities when they no longer meet the portfolio managers’ investment criteria and/or to take advantage of more attractive investment opportunities.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks  | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in common stocks whose values may increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•	Equity securities are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Preferred stocks, including convertible preferred stocks, are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks and convertible preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

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Rights and warrants. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, changes in federal, state or foreign government policies, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. The impact of the COVID-19 pandemic has been rapidly evolving, and it has resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to

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address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change;

•
Currency risk is the risk related to the fund’s exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments;

•
Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Japan investment risk is the risk that Japan, which like many Asian countries is still heavily dependent upon international trade, may be adversely affected by protectionist trade policies, competition from

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Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund;

•
Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•
Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders. Such activities can dilute the fund’s NAV, increase the fund’s expenses and interfere with the fund’s ability to execute efficient investment strategies;

•
Quantitative strategy risk is the risk that the success of the fund’s investment strategy may depend in part on the effectiveness of the sub-adviser’s quantitative tools for screening securities. These strategies may incorporate factors that may not be predictive of a security’s value. The sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems; and

•
Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. On March 1, 2022, ClariVest Asset Management LLC began managing the fund’s assets.  Performance for periods prior to March 1, 2022, reflects the fund’s performance under the management of its prior subadvisor.  The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I shares of the fund have adopted the performance history and financial statements of the Institutional Class shares of the fund’s predecessor. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. Performance information for the Class RJ ERISA shares of the fund is not provided because the Class RJ ERISA shares had not commenced operations prior to the date of this prospectus. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.
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During 10 year period	Return	Quarter Ended
(Class I shares):
Best Quarter	[ ]%	[ ]
Worst Quarter	[ ]%	[ ]

Average annual total returns
(for the periods ended December 31, 2021):
Fund return (after deduction of sales charges and expenses)
Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	9/14/1993	[ ]%	[ ]%	[ ]%
After Taxes on Distributions		[ ]%	[ ]%	[ ]%
After Taxes on Distributions and Sale of Fund Shares		[ ]%	[ ]%	[ ]%
Class A – Before Taxes	11/20/17	[ ]%			[ ]%
Class C – Before Taxes	11/20/17	[ ]%			[ ]%
Class Y – Before Taxes	11/20/17	[ ]%			[ ]%
Class R-3 – Before Taxes	11/20/17	[ ]%			[ ]%

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Class R-5 – Before Taxes	11/20/17	[ ]%	[ ]%
Class R-6 – Before Taxes	11/20/17	[ ]%	[ ]%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C, Class Y, Class R-3, Class R-5 and Class R-6 Shares)
MSCI EAFE Index	[ ]%	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ ERISA will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.
Sub-adviser | ClariVest Asset Management LLC (“ClariVest”) serves as the sub-adviser to the fund.
Portfolio Managers | David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and have been jointly and primarily responsible for the day-to-day management of the fund since March 2022.
Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and

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Class R-6 shares is set by the plan administrator. Class RJ ERISA shares are offered to and may only be purchased or redeemed through eligible retirement plans and their participants that are clients of Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James Financial Services Advisors, Inc., and their affiliates (collectively “Raymond James”)  as well as clients of plan administrators and recordkeepers who service Raymond James customers  under separate contracts for services and fees. While there are no required minimum or maximum investments in the Class RJ ERISA shares, plan administrators or financial intermediaries may impose minimum or maximum investment requirements. Additional or different conditions on purchases and redemptions also may apply.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.
Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information About the Fund
The fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval.
The Carillon ClariVest International Fund has adopted a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the “Principal investment strategies” section of the fund’s Summary. If the fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.
As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that the fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.
Additional Information Regarding Investment Strategies
Carillon ClariVest International Fund | In selecting securities for the fund, the sub-adviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. A bottom-up method of analysis seeks to de-emphasize the significance of economic and market cycles. The sub-adviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals. This framework builds toward the goal of sustainable performance.
The fund may sell securities when they no longer meet the portfolio manager’s investment criteria and/or to take advantage of more attractive investment opportunities.

Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the fund. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize the fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable the fund to achieve its investment objective. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The principal risks of investing in the fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk

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summarized below is considered a "principal risk" of investing in the fund, regardless of the order in which it appears.
Currencies | The fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, the fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the fund may choose to not hedge its currency risks.
Equity securities | The fund’s equity securities investments are subject to market risk. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:
• Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.
• Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse

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against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk.
• Depositary Receipts. The fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.
• Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, the fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to

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enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.
Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.
Japan | A significant portion of the fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the fund’s performance and increase the volatility of an investment in the fund.

Liquidity | Liquidity risk is the possibility that the fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may

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affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the fund’s NAV or prevent the fund from being able to take advantage of other investment opportunities. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.
Market | Markets may at times be volatile and the values of the fund’s stock and fixed income holdings, as well as the income generated by the fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability (including terrorism and geopolitical risks) and interest and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or

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geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by the fund will increase in value along with the broader market.
The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the fund’s investments.
Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.
In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent Market Events | Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions of and delays

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in healthcare service preparation and delivery, prolonged quarantines and stay-at-home orders, cancellations, supply chain disruptions, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. These issues may continue until vaccines and other COVID-19 treatments are more widely available, the timeline for which is uncertain. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken and may continue to take numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken and may continue to take steps to stimulate the U.S. economy, including adopting stimulus packages targeted at large parts of the economy. The effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.
Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Fed has signaled that it plans to maintain its interventions at an elevated level. Amid the Fed’s ongoing efforts, concerns about the markets’ dependence on the Fed’s daily doses of liquidity have grown. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.
A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, and a trade agreement between the United Kingdom and the European Union, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways

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that cannot necessarily be foreseen at the present time. Interest rates have been unusually low in recent years in the U.S. and abroad and are currently at historic lows. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the United Kingdom and European economies as well as the broader global economy.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Market timing | Frequent trading by fund shareholders poses risk to other shareholders in the fund, including (i) the dilution of the fund’s NAV, (ii) an increase in the fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities the fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. The fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the fund prices its shares. In such instances, the fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the fund to take advantage of any price differentials that may be reflected in the NAV of the fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the fund, can detect all market timing activities.
Other investment companies, including ETFs | Investments in the securities of other investment companies, including exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the fund becomes a shareholder of that investment company. As a result, fund shareholders

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indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject the fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Quantitative strategy risk | The success of the fund’s investment strategy may depend in part on the effectiveness of a sub-adviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-adviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for the fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A sub-adviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-adviser and therefore may also result in losses.

Securities lending | The fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of the fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The fund will be responsible for the risks associated with the investment of cash collateral. The fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, the fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of the fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

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Management of Fund
Investment Adviser
Carillon Tower Advisers, Inc. (“Carillon” or “Manager”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the fund (the “Fund”). Carillon manages, supervises and conducts the business and administrative affairs of the fund. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2021, Carillon and its investment management affiliates collectively had approximately $[  ] billion in assets under management and advisement*

*Includes Carillon Tower Advisers, Inc. ($[  ] billion), Eagle Asset Management, Inc. ($[  ] billion) and Eagle’s wholly owned subsidiary ClariVest Asset Management LLC ($[  ] billion) as well as affiliates Cougar Global Investments LTD ($[  ] billion); Scout Investments ($[  ] billion); and Reams Asset Management ($[  ] billion) which is a division of Scout Investments.
The basis for the Board’s approval of each Investment Advisory contract with Carillon is contained in the annual report for the 12 month period ended October 31, 2021. The table below contains the effective investment advisory fee rate for the last fiscal year for the fund as a percentage of the fund’s average daily net assets, which takes into account breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.
Fee Rates Charged
	Contractual Rate	Waivers	Aggregate Effective Rate
Carillon ClariVest International Fund	First $1 Billion -0.70% Over $1 Billion – 0.60%	(0.04%)	0.66%

The fund has entered into an Administration Agreement with Carillon under which the fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of the fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the Commodity Futures Trading Commission (“CFTC”) and Carillon is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the fund.
As the fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of a class exceed a percentage of that class’ average daily net assets through February 28, 2023 as follows:
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Contractual Expense Limitations
	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Carillon ClariVest International Fund	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%

For the fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund reimbursement.
With respect to Class RJ ERISA shares, Carillon has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon and its affiliates through at least February 28, 2023.
Sub-advisers
Carillon has selected the following sub-advisers to provide investment advice and portfolio management services to the fund’s portfolio:
•ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, serves as the sub-adviser to the Carillon ClariVest International Fund. As of December 31, 2021, ClariVest had approximately $[  ] billion of assets under management.
The fund currently operates in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified sub-advisory agreements with existing or new sub-advisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the fund relief with respect to the disclosure of the advisory fees paid to individual sub-advisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the fund may disclose the aggregate the aggregate fees payable to Carillon and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Carillon or RJF, other than wholly-owned sub-advisers.
If the fund relies on the order to hire a new sub-adviser, the fund will provide shareholders with certain information regarding the sub-adviser within 90 days of hiring the new sub-adviser, as required by the order.

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In the future, Carillon may propose the addition of one or more additional sub-advisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment sub-advisers are retained or the contract with any existing sub-adviser is terminated.
Portfolio Managers
The following portfolio managers are responsible for the day-to-day management of the investment portfolio:
•Carillon ClariVest International Fund – David R. Vaughn, CFA®, Alex Turner, CFA®, and Gashi Zengeni, CFA®, are Portfolio Managers of the fund and have been jointly and primarily responsible for the day-to-day management of the fund since March 2022. Mr. Vaughn has served as Portfolio Manager at ClariVest since co-founding it in 2006. Prior to joining ClariVest in 2008, Mr. Turner served as a Quantitative Analytic Specialist at FactSet Research Systems, Inc. Ms. Zengeni joined ClariVest in 2015 and previously served as an Investment Analyst and Assistant Portfolio Manager.
Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the Statement of Additional Information (“SAI”).
Distributor
Carillon Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the Fund. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.
Rule 12b-1 Distribution Plan
The fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow the fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Fund’s distribution plans, the fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the Fund’s distribution plans, the fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares, 0.25% of average daily net assets on Class Y shares and 0.50% of average daily net assets on Class R-3 shares. The fund’s Board has approved current fees of 1.00% on Class C shares, 0.25% on Class Y shares and 0.50% on Class R-3 shares, respectively.

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The Fund currently does not incur any direct distribution expenses related to Class I, Class R-5, Class R-6 or Class RJ ERISA shares. However, Carillon or any third party may make payments for the sale and distribution of Class I, Class R-5, Class R-6 or Class RJ ERISA shares from its own resources.
Payments to Financial Intermediaries
Carillon, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Fund. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Fund or its shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.
Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. Revenue sharing arrangements are not financed by the Fund, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Fund. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the Fund on the financial adviser’s fund sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.
Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or

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exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon’s or its Affiliates’ personnel may make presentations on the Fund to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Fund’s transfer agent or otherwise would be a direct obligation of the Fund. The Fund, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.
Payments from Carillon or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the fund.
Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the Fund with respect to those assets. The funds may reimburse Carillon for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.
In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the Fund, as well as about fees and/or commissions it charges.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class RJ ERISA shares.

Your Investment
Choosing a Share Class
The fund offers Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 and Class RJ ERISA shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose

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the class that best meets your needs. Some factors you might consider when choosing a share class include:
•the length of time you expect to own the shares;
•how much you intend to invest;
•total expenses associated with owning shares of each class;
•whether you qualify for any reduction or waiver of sales charges;
•whether you plan to take any distributions in the near future; and
•the availability of the share classes.
You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.
Class A Shares
You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.
Sales Charge :
Your Investment in Equity Funds	Sales Charge as a Percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.

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(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
Sales Charge Reductions
To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the fund of your eligibility at the time of purchase. If you or your financial adviser does not let the fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the fund with information and records (including account statements) of all relevant accounts invested in the fund. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the fund know at the time you redeem shares that you qualify for such a waiver.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
The fund offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.
• Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;
• Accounts opened under a single trust agreement – including those with multiple beneficiaries;
• Purchases made by a qualified retirement or employee benefit plan of a single employer; and
• Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.
Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by

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the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.
Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the fund that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.
Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:
• The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of the fund; the sub-adviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the fund’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;
• Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and
• Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the fund’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.
Ameriprise Financial, Inc. (“Ameriprise”)

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Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in these funds’ prospectus or SAI. The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Front-End Sales Charge Waivers on Class A Shares available at Ameriprise
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);
• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply;
• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;
• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
Robert W. Baird & Co. (“Baird”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares available at Baird
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;

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• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
• Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);
• A shareholder in the funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and
• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C shares Available at Baird
• Shares sold due to death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in the funds’ Prospectus;
• Shares bought due to returns of excess contributions from an IRA Account;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the funds’ prospectus;
• Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
• Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
• Breakpoints as described in this prospectus;
• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and
• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.
Janney Montgomery Scott LLC (“Janney”)

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Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and
• Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
• Shares sold upon the death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
• Shares purchased in connection with a return of excess contributions from an IRA account;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney;
• Shares acquired through a right of reinstatement; and
• Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

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• Breakpoints as described in the fund’s Prospectus;
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*Also referred to as an “initial sales charge.”
 Merrill Lynch
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this funds’ prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
• Shares purchased through a Merrill Lynch affiliated investment advisory program;
• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;

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• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
• Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
• Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
• Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus; and
• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A, B and C Shares available at Merrill Lynch
• Death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
• Return of excess contributions from an IRA Account;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
• Shares acquired through a right of reinstatement;
• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and
• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

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• Breakpoints as described in this prospectus;
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and
• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Wealth Management
Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
• Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;
• Shares purchased through a Morgan Stanley self-directed brokerage account;
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and
• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Oppenheimer & Co. Inc. (“OPCO”)
Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or

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back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
• Shares purchased by or through a 529 Plan;
• Shares purchased through a OPCO affiliated investment advisory program;
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);
• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;
• Employees and registered representatives of OPCO or its affiliates and their family members; and
• Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on A, B and C Shares available at OPCO
• Death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
• Return of excess contributions from an IRA Account;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;
• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
• Shares acquired through a right of reinstatement.
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

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• Breakpoints as described in this prospectus; and
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
• Shares purchased in an investment advisory program;
• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;
• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and
• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Classes A, B and C shares available at Raymond James
• Death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
• Return of excess contributions from an IRA Account;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus;

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• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and
• Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
• Breakpoints as described in this prospectus;
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and
• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and
• All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or SAI still apply.
Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.
Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.
Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18

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months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.
Class C Shares
You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.
Application of CDSC
The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.
To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.
The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:
• To make certain distributions from retirement plans;
• Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•  To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

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• Due to involuntary redemptions by the fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the fund, or other actions.
Effective April 10, 2017 shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following CDSC waivers on Class A shares and Class C shares, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
• Death or disability of the shareholder;
• Shares sold as part of a systematic withdrawal plan as described in this Prospectus;
• Return of excess contributions from an IRA;
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
• Shares acquired through a right of reinstatement; and
• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only).
More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, carillontower.com.
Reinstatement Privilege
If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.
Investing in Class A shares and Class C shares

The minimum investment in A shares and C shares is:
Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$500	No minimum

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The fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.
Class I Shares
Class I shares are available to individual investors and qualified institutions with a minimum investment of $10,000. The fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.
 Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.
Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the fund’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the fund are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable fund nor are they reflected in the performance information shown in the prospectus for the fund because they are not charged by the fund. The fund also offers other share classes with different fees and expenses.
Class Y Shares
Class Y shares are available to individual investors. In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.
Class Y shares have no initial sales charge or deferred sales charge. Class Y shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.
Class R-3, R-5 and R-6 Shares
Class R-3, R-5 and R-6 shares generally are available only to eligible employer retirement and benefit plans, including 401(k) plans, 403(b) plans, 457 plans, profit-sharing and money purchase plans, defined benefit plans, nonqualified deferred compensation plans, certain voluntary employee benefit association and post-retirement benefit plans (“Retirement and Benefit Plans”) and Health Savings

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Accounts. Class R-3, R-5 and R-6 shares are not available to retail non-retirement accounts, traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts or individual 401(k) or 403(b) plans.
Purchases may be made through plans in which the employer, plan sponsor or other administrator (“Plan Administrator”) has entered into an agreement with the Distributor. Class R-3, R-5 and R-6 shares also are generally only available to plans in which the Plan Administrator or other intermediary opens an omnibus account on the books of the fund. Plan participants should contact the Plan Administrator to consider purchasing these shares. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the fund and may charge its plan participants a fee for this service.
Class R-3, R-5 and R-6 shares have no initial sales charge or deferred sales charge. Class R-3 shares are subject to ongoing Rule 12b-1 fees of up to 0.50% of their average daily net assets. Class R-5 and R-6 have no 12b-1 fees. Class R-5 and R-6 shares generally are available only to Retirement and Benefit Plans that have $1,000,000 or more in plan assets invested in either Class R-5 or R-6 shares of the fund family. The fund at its discretion may waive this minimum amount.
Class RJ ERISA Shares
Class RJ ERISA shares are not offered for sale directly to the general public .  Class RJ ERISA shares are offered only to eligible retirement plans and their participants that are clients of Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James Financial Services Advisors, Inc., and their affiliates (collectively, “Raymond James”) as well as clients of Plan Administrators and recordkeepers ("Recordkeepers") who service Raymond James customers under separate contracts for services and fees. Class RJ ERISA shares are offered without an initial sales charge or CDSC, without any Rule 12b-1 fees and without any shareholder servicing fees.
How To Invest
Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.
Through your financial adviser | You may invest in the fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf. Availability of these options may be limited by your financial adviser or institution.
By mail | You may invest in the fund by completing and signing an account application from your financial adviser, through our website, carillontower.com, or by telephone (800.421.4184). Indicate the

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fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The fund will not accept payment in cash or money orders. The fund also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The fund are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:
Regular mail
Carillon Family of Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight delivery
Carillon Family of Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, WI 53202-5207
Note: The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the fund, for any payment that is returned. It is the policy of the fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The fund reserve the right to reject any application.
By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).
Through our website | You can make additional purchases through our website, carillontower.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new

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account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
By periodic investment program | We offer several plans to allow you to make regular, automatic investments into the fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.
• From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the fund’ transfer agent will charge a $25 fee to your account. The fund reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.
• Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.
The intent of these plans is to encourage you to increase your account balance to the fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.
By direct deposit | For Class A shares, Class C shares, Class I shares and Class Y shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:
U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _
     Fund Number   Account Number
The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.
By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the
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transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(name and share class of fund to be purchased)
(shareholder registration)
(shareholder account number)
Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
How To Sell Your Investment
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.
Class A shares, Class C shares, Class I shares and Class Y shares | You can sell (redeem) Class A, Class C shares, Class I shares and Class Y shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The fund reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the fund’s shareholders. Shares are not subject to a redemption fee.
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Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.
You may contact your financial adviser or the fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.
Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.
By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.
When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:
• Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or
• By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).
In writing | You may sell shares of the fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.
Regular Mail
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Carillon Family of Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight delivery
Carillon Family of Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, WI 53202-5207
Note: The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.
 A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:
• When ownership is being changed on your account;
• When redemption proceeds are payable to or sent to any person, address or bank account not on record;
• When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or
• For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.
In addition to the situations described above, the fund and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
The fund reserve the right to waive any signature requirement at their discretion.
Through our website | For certain accounts, you may sell shares through our website, carillontower.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.
When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:
• Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
• By check to your address of record, provided there has not been an address change in the last 30 calendar days.
Once an online transaction has been placed, it cannot be canceled or modified.
Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the fund or through our website, carillontower.com) and send that form to the transfer agent. The fund reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.
If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.
A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.
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How To Exchange Your Shares
For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.
You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the fund or through our website, carillontower.com. You may exchange your shares by calling your financial adviser or the fund if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.
Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.
You may be able to convert your shares of the fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of the fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of the fund may be converted to Class A, Class I, or Class Y shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the fund or your financial adviser for additional information.
You may not exchange Class RJ ERISA shares for another class of the same fund, unless your assets are no longer subject to the Employee Retirement Income Security Act of 1974, or you cease to be a customer of Raymond James.
Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Valuing Your Shares
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The price of the fund’s shares is based on the NAV per share of each class of the fund. The fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the fund are not required to recalculate their NAV.
Generally, the fund value portfolio securities for which market quotations are readily available at market value; however, the fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the fund’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.
For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Board. The fund value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.
Pursuant to the Procedures, and subject to the Board’s oversight, the Manager has established a valuation committee (“Valuation Committee”), comprised of certain officers of the Carillon Series Trust (the “Trust”) and other employees of the Manager, to carry out various functions associated with properly valuing securities in the Fund’s portfolio. The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Carillon checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Carillon compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Carillon documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and
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consideration of the appropriateness of any fair value pricing methodology established or implemented for the fund. Fair value pricing methods, the Procedures and independent pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.
There can be no assurance, however, that a fair value price used by the fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value  pricing may deter shareholders from trading the fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:
• Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
• Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
• Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and
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appropriate methodologies that have been considered by the Board, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
• Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
• Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
• Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
• Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
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Account and Transaction Policies
Doing Business with the Fund
Timing of orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the fund. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the fund in compliance with their contractual deadline.
Good order requirements | For the fund to process a request, it must be in “good order.” Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:
•The shareholder’s name;
•The name of the fund;
•The account number;
•The share or dollar amount to be transacted; and
•The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the fund until it meets these requirements.
Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the fund or through our website, carillontower.com. TOD arrangements are not available for Class RJ ERISA shares.
Customer identification and verification procedures | The fund are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the fund with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The fund will use this information to verify your identity using various methods. In the event that your
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identity cannot be sufficiently verified, the fund may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the fund to close or suspend further activity in an account.
Shares of the fund have not been registered for sale outside of the United States and U.S. territories. The fund generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the fund.
Restrictions on orders | The fund and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of the fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which the fund cannot determine the value of its assets or sell its holdings.
Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, carillontower.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.
Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the fund will accept telephone instructions from any one owner or authorized person.
Payment of redemption proceeds | The fund generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the fund’ line of credit and other available methods. The fund also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the fund redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the fund and the risk that there may not be a liquid market for those securities.
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Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, the fund reserves the right to close your account and send the proceeds to your address of record.
Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the fund are unable to locate a shareholder, it will determine whether the shareholder’s account can legally be considered abandoned. The fund are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the fund to complete a Texas Designation of Representative form.
Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. The NAV for the International  Fund may reflect price differentials because it invests significantly in foreign securities. The fund generally prices its foreign securities using fair valuation procedures approved by the Board as part the fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the fund prices its shares. Excessive trading or market timing can be disruptive to the fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of the fund and increase the fund’s recognized net capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.
The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The fund will not enter into agreements to accommodate frequent purchases or exchanges. Further, the fund have adopted the following guidelines:
• The fund review transaction activity, using established criteria, to identify transactions that may signal excessive trading.
• The fund may reject any purchase or exchange orders, in whole or in part, that in its opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to the fund. The fund may consider the trading history of accounts under common ownership or control in this determination.
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• All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the fund or through a financial intermediary. The fund reserve the right to reject combined or omnibus orders in whole or in part.
• The fund seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the fund will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.
While the fund apply these policies, there is no guarantee that all market timing will be detected.
Disclosure of portfolio holdings | Periodically, customers of the fund express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the fund have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the fund’ policy is included in the SAI. Portfolio information can be found on our website, carillontower.com.
Account statements | If you purchase shares directly from the fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the fund or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, carillontower.com.
Householding | In an effort to decrease costs, the fund intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the fund receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Dividends, Other Distributions and Taxes
General | The fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. The fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, which distribute dividends to their shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.
The dividends you receive from the fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend
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income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $445,850, ($501,600 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2021 and will be adjusted for inflation annually.
The fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. The fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.
Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.
The fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the fund reserves the right to reinvest the amount of the distribution check in your account, at the fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the fund at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.
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In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:
Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions the fund pays and net gains realized on a redemption or exchange of the fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in the fund (or funds).
Withholding taxes | If you are a non-corporate shareholder and the fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.
Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, carillontower.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.
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The fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). The fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is the fund’s “default method,” unless you contact the fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by the fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.
Additional Information
The Board oversees generally the operations of the fund. The Trust enters into contractual arrangements with various parties, including among others, the fund’ manager, sub-advisers, custodian, transfer agent, and accountants, who provide services to the fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the fund that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the fund’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
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Description of Indices
The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.
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Carillon Mutual Funds
Fund Symbols, CUSIPs and Codes
Fund	Class	Symbol	CUSIP	Fund Code
Carillon ClariVest International Fund	A	CSIGX	14214L197	4130
	C	CSIHX	14214L189	4131
	I	UMBWX	14214L171	4060
	Y	CSIZX	14214L130	4135
	R-3	CSIQX	14214L163	4132
	R-5	CSIUX	14214L155	4133
	R-6	CSIWX	14214L148	4134
	RJ ERISA	CSIMX	[ ]	[ ]

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Financial Highlights

The financial highlights table is intended to help you understand the performance of each class of fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I, Class Y, Class R-3, Class R-5, Class R-6 or Class RJ ERISA share. Based upon the commencement of operations for some of the fund and/or share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and other distributions). This table is a part of the fund’s financial statements, which are included in the annual report and semi-annual report for Carillon Series Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request). Information is not provided for the Class RJ ERISA shares because that share class had not commenced operations prior to the date of this Prospectus. The financial statements in the annual report were audited by [  ] an independent registered public accounting firm, whose report is included in the fund’ annual report.

With respect to the Carillon ClariVest International Fund,  the financial highlights through November 20, 2017 represent the financial history of the Scout International Fund, a series of the Scout Funds, which was acquired by the Carillon ClariVest International Fund in a reorganization on November 20, 2017. The financial statements for the Carillon ClariVest International Fund for the period ended June 30, 2017 and earlier were audited by the Scout Funds’ independent registered public accounting firm.

Financial Highlights

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal period		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	From return of capital	Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout International Fund
Class A*
11/01/20	10/31/21
11/01/19	10/31/20	18.93	0.21	(2.28)	(2.07)	(0.39)	(1.05)	—	(1.44)	15.42	1.45	1.46	1.28	21	(12.26)	1
11/01/18	10/31/19	19.02	0.35	1.50	1.85	(0.66)	(1.28)	—	(1.94)	18.93	1.44	1.51	1.97	20	11.82	1
11/20/17	10/31/18	25.05	0.21	(2.26)	(2.05)	(0.22)	(3.76)	—	(3.98)	19.02	1.31	1.31	1.05	13	(9.90)	0
Class C*
11/01/20	10/31/21
11/01/19	10/31/20	18.83	0.10	(2.29)	(2.19)	(0.29)	(1.05)	—	(1.34)	15.30	2.20	2.25	0.58	21	(12.90)	0
11/01/18	10/31/19	18.89	0.20	1.52	1.72	(0.50)	(1.28)	—	(1.78)	18.83	2.19	2.21	1.15	20	10.99	0
11/20/17	10/31/18	25.05	0.18	(2.38)	(2.20)	(0.20)	(3.76)	—	(3.96)	18.89	2.20	2.23	0.87	13	(10.59)	0
Class I*
11/01/20	10/31/21
11/01/19	10/31/20	19.06	0.27	(2.31)	(2.04)	(0.44)	(1.05)	—	(1.49)	15.53	1.14	1.14	1.60	21	(12.03)	451
11/01/18	10/31/19	19.07	0.37	1.56	1.93	(0.66)	(1.28)	—	(1.94)	19.06	1.10	1.10	2.05	20	12.24	711
11/01/17	10/31/18	25.18	0.38	(2.51)	(2.13)	(0.22)	(3.76)	—	(3.98)	19.07	1.06	1.06	1.73	13	(10.12)	821
07/01/17	10/31/17	23.21	0.07	1.90	1.97	—	—	—	—	25.18	1.08	1.08	0.81	7	8.49	1,161
07/01/16	06/30/17	23.10	0.37	3.50	3.87	(0.42)	(3.34)	—	(3.76)	23.21	1.06	1.06	1.61	20	18.80	1,186
Class R-3*
11/01/20	10/31/21
11/01/19	10/31/20	18.99	0.17	(2.30)	(2.13)	(0.34)	(1.05)	—	(1.39)	15.47	1.70	2.21	1.03	21	(12.51)	0
11/01/18	10/31/19	18.97	0.26	1.56	1.82	(0.52)	(1.28)	—	(1.80)	18.99	1.70	2.18	1.48	20	11.53	0
11/20/17	10/31/18	25.05	0.23	(2.33)	(2.10)	(0.22)	(3.76)	—	(3.98)	18.97	1.70	2.16	1.14	13	(10.16)	0
Class R-5*
11/01/20	10/31/21
11/01/19	10/31/20	19.05	0.26	(2.29)	(2.03)	(0.44)	(1.05)	—	(1.49)	15.53	1.15	1.69	1.58	21	(12.01)	0
11/01/18	10/31/19	19.06	0.36	1.55	1.91	(0.64)	(1.28)	—	(1.92)	19.05	1.15	1.68	2.03	20	12.10	0
11/20/17	10/31/18	25.05	0.34	(2.34)	(2.00)	(0.23)	(3.76)	—	(3.99)	19.06	1.15	1.66	1.69	13	(9.68)	0
Class R-6*
11/01/20	10/31/21
11/01/19	10/31/20	19.04	0.28	(2.29)	(2.01)	(0.46)	(1.05)	—	(1.51)	15.52	1.04	1.04	1.73	21	(11.89)	3
11/01/18	10/31/19	19.08	0.39	1.54	1.93	(0.69)	(1.28)	—	(1.97)	19.04	1.02	1.02	2.20	20	12.27	3
11/20/17	10/31/18	25.05	0.32	(2.30)	(1.98)	(0.23)	(3.76)	—	(3.99)	19.08	0.99	0.99	1.60	13	(9.59)	3
Class Y*
11/01/20	10/31/21
11/01/19	10/31/20	19.01	0.21	(2.29)	(2.08)	(0.39)	(1.05)	—	(1.44)	15.49	1.45	2.19	1.28	21	(12.27)	0
11/01/18	10/31/19	19.01	0.31	1.55	1.86	(0.58)	(1.28)	—	(1.86)	19.01	1.45	2.19	1.73	20	11.79	0
11/20/17	10/31/18	25.05	0.28	(2.34)	(2.06)	(0.22)	(3.76)	—	(3.98)	19.01	1.45	2.16	1.39	13	(9.94)	0

* Per share amounts have been calculated using the daily average share method.
+ Excluding non-recurring income and associated expense amounts the net income (loss) to average net assets ratio would have been
1.04%, 0.27%, 1.31%, 0.80%, 1.35%, 1.37%, and 1.06% in Class A, Class C, Class I, Class R-3 , Class R-5, Class R-6, and Class Y, respectively.
For more information on these non-recurring income and associated expense amounts, please see the "Foreign Taxes" section of Note 2 in the Notes to the Financial Statements.
~ Excluding non-recurring income and associated expense amounts the total return would have been
39.17%, 38.14%, 39.64%, 38.83%, 39.63%, 39.69%, and 39.19%, in Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y, respectively.
For more information on these non-recurring income and associated expense amounts, please see the "Foreign Taxes" section of Note 2 in the Notes to the Financial Statements.
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d) Per share amount is less than $0.005.

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For More Information
More information on this fund is available free upon request, including the following:
Financial reports | Additional information about the fund’s investments is or will be available in the fund’s annual and semiannual reports to shareholders. In those reports, you will find a discussion of the market conditions and investment strategies that affected the fund’s performance during the fiscal period.
Statement of additional information (“SAI”) | Additional information about the fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).
To obtain the SAI, Prospectus, annual report, semiannual report, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N-Q, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:

By mail:	P.O. Box 23572 St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	carillontower.com

These documents and other information about the fund can be viewed on-screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual reports, and proxy statements, online at carillontower.com.
The Investment Company and Securities Act registration numbers are:

Investment Company Act	811-07470

Securities Act	033-57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the fund or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.
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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

CARILLON MUTUAL FUNDS
CARILLON CLARIVEST INTERNATIONAL FUND

This Statement of Additional Information (“SAI”) dated [____], 2022 should be read in conjunction with the Prospectus dated [____], 2022 describing the shares of the Carillon ClariVest International Fund, a series of the Carillon Series Trust (the “Trust”) (the “fund”).

This SAI is not a prospectus itself. The financial statements for the fund’s fiscal year ended October 31, 2021, which were audited by PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, are incorporated herein by reference to the fund’s Annual Reports to Shareholders dated October 31, 2021. Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at carillontower.com.

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6	Class RJ ERISA

International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX	CSIMX

Carillon Tower Advisers, Inc.
P.O. Box 23572, St. Petersburg, Florida 33742

ii

XIII.	ADDITIONAL SERVICES TO THE FUND	68
APPENDIX A		A-1
APPENDIX B		B-1
APPENDIX C		C-1

I.          GENERAL INFORMATION
The fund is a series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust.

Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.
In addition, on November 20, 2017, the fund, which was known prior to March 1, 2022 as the Carillon Scout International Fund, acquired all the assets and assumed all the liabilities of the Scout International Fund. Since, at the time of its acquisition, the objective and policies of each of the fund were the same in all material respects as the fund’s predecessor, and since the fund engaged the investment advisor that previously provided services to its predecessor as sub-adviser, the fund has adopted the prior performance and financial history of its predecessor.
The fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). In addition, the fund offers Class Y and Class R-3 shares, each sold without a front-end sales charge or CDSC. The fund also offers Class I, Class R-5, Class R-6 and Class RJ ERISA shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee.
The fund described in this SAI operates for many purposes as if it were an independent company. The fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.          INVESTMENT INFORMATION
A.          Investment Policies, Strategies and Risks

This section provides a detailed description of the securities in which the fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which the fund may invest, please refer to Appendix A, Investment Types Glossary. The fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted or as shown in Appendix C. For more information on the fund’s principal strategies and risks, please see the fund’s Prospectus.
Equity Securities:
Common Stocks. The fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Convertible Securities. The fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including ETFs. The fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, the fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate the fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. The SEC has proposed revisions to the rules permitting funds to invest in other investment companies, which could alter the ability of funds to invest in other investment companies.
The fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, the fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.
The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 will permit more types of fund of fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.
Preferred Stock. The fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Real Estate Investment Trusts (“REITs”). The fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights. The fund may invest in warrants and rights. Rights are instruments that permit the fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Special Purpose Acquisition Companies (“SPACs”). The fund may invest in the common stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”) that pool funds to seek potential acquisition opportunities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S.

government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.
Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is dependent on the ability of the entity’s management to identify and complete a profitable acquisition. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments, such as U.S. government securities and money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the fund’s ability to meet its investment objective. The fund may invest in SPACs for a variety of investment purposes, including to achieve capital gains. SPACs may provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. However, unless it is subject to a restriction on resale, the fund may sell its investment in a SPAC at any time, including before, at or after the time of a merger or acquisition. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Certain SPACs in which the fund may invest, or the securities of an acquisition target, may not be registered under the Securities Act of 1933, as amended, or no public market may otherwise exist for such securities. Such investments in unregistered SPACs may have extended restrictions on their resale, be considered illiquid or otherwise involve a high degree of risk, which could cause the fund to lose all or part of its investment.
An investment in a SPAC is subject to a variety of additional risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights held by the fund with respect to the SPAC may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; and (ix) some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Investment Grade and Lower Rated Securities:

Investment Grade Securities. The fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. The fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Lower Rated / High Yield Securities. The fund may invest in debt securities rated below investment grade. These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher-grade securities. The fund invests primarily in investment grade securities. Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by S&P Global Ratings. The fund currently does not intend to invest more than 5% of its net assets in lower rated/high-yield securities.

Risk Factors of Lower Rated / High Yield Securities:

Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the fund’s NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by the fund may affect its NAV and performance adversely during such times.

In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, the fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
The fund’s portfolio managers continually monitor the investments in its investment portfolio and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The fund’s portfolio managers primarily rely on their own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, the fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board”) or a portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by the fund.
Municipal Obligations:
General Description. The fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. The fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of the fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid. There may also be less information available on the financial condition of municipal security issuers than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.
Short-Term Money Market Instruments:
Bankers’ Acceptances. The fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.
The fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”). The fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Bank Time Deposits. The fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
U.S. Government Securities:
U.S. Government Securities. The fund may invest in U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Foreign Securities Exposure:
Depositary Receipts. The fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).
Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts (“ADRs”). The fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. The fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.
Eurodollar Certificates. The fund may invest in CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.
Foreign Securities. The fund may invest in foreign equity securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of the fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
Because investments in foreign companies usually involve currencies of foreign countries and because the fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. The fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, the fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, the fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.
Emerging Markets. The fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the fund may have limited legal recourse against the issuer and/or guarantor.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. The fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the fund’s claims in any of these events.
Securities trading in developing markets presents additional credit and financial risks. The fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose all or a substantial portion of any investments it has made in the affected countries. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may limit investor rights and recourse.
Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in major securities markets are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Further, certain countries in which the fund may invest may not provide the same degree of investor protection or information to investors as would generally apply. In addition, it is possible that purported securities in which the fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of the fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund’s shareholders.
The laws in certain countries with emerging capital markets may be based upon or highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the fund.
Developing capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the fund.
Investing in Japan. Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.
Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
European Securities. The fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits and the resource self-sufficiency of European countries.
The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro, the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.
Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region. Ukraine has experienced ongoing military conflict; this conflict may expand, and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact the fund.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On December 31, 2020, the UK officially left the EU. The UK and the EU reached a trade agreement on December 31, 2020, which is due to be approved by all applicable UK and EU governmental bodies in early 2021. The period following the UK’s withdrawal from the EU is expected to be one of significant political and economic uncertainty particularly until the UK government and EU member states agree and implement the terms of the UK’s future relationship with the EU. Brexit may create additional economic stresses for the UK, which may include causing a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of pounds sterling, and wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. The fund may be negatively impacted by changes in law and tax treatment resulting from or following Brexit. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the fund. In addition, Brexit may also have a destabilizing impact on the EU or the EMU to the extent that other member states similarly seek to withdraw from the EU or the EMU. Any further exits from the EU or the EMU would likely cause additional market disruptions globally, impact the market values of EU and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, create more volatile and illiquid markets, and introduce new legal and regulatory uncertainties.
Latin American Securities.
Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.
Political Instability. As an emerging market, Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.
Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the fund invests and, therefore, the value of fund shares.
Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country.
Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.
Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries, and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, the fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.
Derivatives – Futures, Forwards, Options and Hedging Transactions:
General Description. The fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).
In addition, the fund expects to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, the fund’s portfolio manager may utilize these opportunities to the extent it is consistent with the fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.) Although the fund may be permitted to use a variety of Derivatives, the fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
Regulation.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such the fund. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions of the Dodd-Frank Act are subject to further final rulemaking or phase-in periods, and thus their ultimate impact remains unclear. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, the fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Commission, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”).
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the fund, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. The fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of the fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the fund.
The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the Commission, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the fund engage in derivative transactions, may limit or prevent the fund from using or limit the fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the fund, may increase the cost of the fund’s investments and cost of doing business.
On October 28, 2020, the SEC adopted new Rule 18f-4 (the “Derivatives Rule”), replacing the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of derivatives by registered funds. For a fund using a significant amount of

Derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for a fund with Derivatives exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. Complying with the Derivatives Rule may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors. The full impact of the Derivatives Rule on the fund remains uncertain, but due to the compliance timeline within the Derivatives Rule, it is unlikely that the fund will be required to fully comply with the requirements until August 19, 2022.
Regulations adopted by the banking regulators require certain banks to include in a range of financial contracts, including many Derivatives contracts, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceeding. Such regulations could further negatively impact the fund’s use of Derivatives.
Forward Currency Contracts. The Fund may enter into forward currency exchange contracts and non-deliverable forwards as discussed below. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.
Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.
The fund generally will not enter into a forward currency contract with a term of greater than one year. The fund may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. The fund may use forward currency contracts when its portfolio manager wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency. The fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
The fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund’s portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
The fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the fund’s exposure to foreign currency exchange rate fluctuations.
Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Therefore, the fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the fund’s rights as a creditor.
Non-Deliverable Forwards. NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
The fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the fund, and the cost of such strategies may reduce the fund’s respective returns.
NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended

Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Combined Transactions. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”). The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Illiquid and Restricted Securities:
The fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. OTC options and their underlying collateral are currently considered to be illiquid investments. If the fund sells OTC options, it will earmark liquid assets or cover its obligations with respect to OTC options written by the fund. The assets used as cover for OTC options written by the fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
Loans of Portfolio Securities. The fund may loan portfolio securities to qualified broker-dealers. The primary objective of securities lending is to supplement the fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for the fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. The fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the fund’s securities lending agent may indemnify the fund against that risk. The fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and the fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions. The fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to the fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).
Foreign Investment Companies. The fund may invest in Foreign Investment Companies. Some of the securities in which the fund invests may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As discussed above under “Other Investment Companies, including ETFs,” the SEC recently adopted Rule 12d1-4, which will permit registered investment companies to acquire the securities of other registered investment companies in excess of the limits imposed in the 1940 Act, subject to compliance with the rule’s conditions.
 Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, the fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. The fund may also take positions that are inconsistent with its principal investment strategies.
In addition, for temporary defensive purposes, the fund may invest all or a major portion of its assets in: (1) foreign debt securities; (2) debt and equity securities of U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.
Cyber Security:
With the increased use of technologies such as the Internet and dependence on computer systems to perform necessary business functions, the fund and its service providers are susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by the fund’s manager, sub-adviser, third-party service providers or counterparties. It is not possible to identify all of the risks that may affect the fund.
Additionally, the fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the fund, their investment adviser, their sub-advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the fund to regulatory fines or financial losses and/or cause reputational damage. The fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the fund may invest, which could result in material adverse consequences for such issuers, and may cause the fund’s investment in such companies to lose value.
Any of these results could have a substantial adverse impact on the fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and requests for repurchase. Cybersecurity incidents could cause the fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the fund and Carillon Tower endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the fund do not control the cybersecurity systems and plans of the issuers of securities in which the fund invests or the fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect the fund or its shareholders.
B.          Industry or Sub-Industry Classifications
For purposes of determining industry or sub-industry classifications, the fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the fund’s investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the fund will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.
III.          INVESTMENT LIMITATIONS
A.          Fundamental Investment Policies for All Funds
The fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Borrowing.  The fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities.  The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Concentration. The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Diversification. Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities. The fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
 Real Estate. The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Senior Securities.  The fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting.  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
B.          Non-Fundamental Investment Policies
The fund has adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities. The fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies. The fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.
IV.          NET ASSET VALUE
The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Pursuant to the fund’s Pricing and Valuation Procedures, and subject to the Board’s oversight, Carillon Tower has established a Valuation Committee, comprised of certain officers of the Trust and other employees of Carillon Tower, to carry out various functions associated with properly valuing securities in the fund’s portfolio. In the event that a “Significant Event” occurs that may affect the fund’s valuation, the Valuation Committee will follow procedures outlined in the fund’s Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, and vendor-specific event that may cause one or more of the fund’s vendors to become unable to render services during the pricing process.
The fund value securities or assets held in their portfolios as follows:
Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Foreign Equity Securities. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and the fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.
Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.
Fair Value Estimates. In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a Significant Event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general oversight and responsibility of the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

The fund is open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the fund’s close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the fund’s NAVs per share are not calculated. The fund calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the fund’s NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.          INVESTING IN THE FUND
Each class of shares is sold at their next determined NAV on Business Days. The procedures for purchasing shares of the fund are explained in the Prospectus under “How to Invest.”
VI.          INVESTMENT PROGRAMS
A.          Retirement Plans
Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.
Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
Class RJ ERISA Shares. Eligible retirement plans and their participants that are clients of Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James Financial Services Advisors, Inc., and their affiliates (collectively, “Raymond James”), as well as clients of plan administrators ("Plan Administrators") and recordkeepers who service Raymond James customers under separate contracts for services and fees, may purchase Class RJ ERISA shares of a fund.  Carillon has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon and its affiliates, including Raymond James.  These shares may only be purchased or redeemed through Raymond James or these third party Plan Administrators or recordkeepers for certain nontaxable accounts.
B.          Rights of Accumulation
Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000. The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:
(i)	the investor’s current purchase;

(ii)	the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of the fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”
To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the fund’s transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
C.          Class A Letter of Intent

Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of any fund managed by Carillon Tower. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4.75% of such amount. Class A shares purchased with the first 4.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of the fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.
VII.        REDEEMING SHARES
The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”
A.          Receiving Payment
If a request for redemption is received by the fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. The fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.
If shares of the fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc., the fund’s distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the fund.
For the fund to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:
•          The shareholder’s name,
•          The name of the fund,
•          The account number,
•          The share or dollar amount to be redeemed, and
•          The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the fund until it meets these requirements.
The fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, the fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, the fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of the fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.

B.          Telephone Transactions
Shareholders of Class A, C, I and Y may redeem shares by placing a telephone request to the fund. Shareholders of Class R-3, R-5 and R-6 and RJ ERISA shares should call their Plan Administrator to redeem shares. The fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C.          Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from the fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the fund’s satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the fund and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the fund. The fund, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional shares of the fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. The fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under the fund’s Automatic Investment Plan.

D.          Waiver of CDSC
The CDSC is currently waived for: (1) The CDSC is currently waived for: (1) Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a “joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.
E.          Redemptions-in-Kind
The fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the fund determines NAV. The portfolio instruments will be selected in a manner that the Board deems fair and equitable. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.
F.          Frequent Purchases and Redemptions of Fund Shares
“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the fund. Carillon Tower and its service providers monitor trading activity in the fund in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the fund’s Prospectus, to deter such activity.
VIII.          EXCHANGE PRIVILEGE
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, I or Y shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by the fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.

The fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.
IX.          DISCLOSURE OF PORTFOLIO HOLDINGS
The fund’s policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the fund nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the fund’s Chief Compliance Officer (“CCO”) or as described below.
The fund’s top 20 portfolio holdings will be posted on the fund’s website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the fund’s shareholders no earlier than 5 business days after a calendar quarter’s end. Note that in the event the fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, the fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the fund’s portfolio holdings.
The fund’s Board, officers and certain Carillon Tower employees have regular access to the fund’s portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the fund’s policy. Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the fund’s portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the fund’s shareholders.
Certain employees of the fund’s sub-adviser also have regular access to the fund’s portfolio holdings and must protect the confidentiality of the fund’s portfolio holdings. The fund, Carillon Tower and the sub-adviser are prohibited from entering into any arrangement to disclose the fund’s portfolio holdings for any type of consideration.
The CCO may provide an entity including the fund’s sub-adviser and custodian (“Authorized Service Provider”) with access to the fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Carillon Tower provides the fund’s portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., ISS’ Securities Class Action Services,

GainsKeeper, B1aylock Van, LLC and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the fund’s website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the fund’s website. All ad hoc disclosure requests will be reported to the fund’s Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the fund’s shareholders and Carillon Tower, a sub-adviser, the Distributor or any affiliated person of the fund, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the fund’s Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.
X.          TAXES
General. The fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. With respect to the fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power)

that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).
If the fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of the fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of the fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $445,850 ($501,600 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2021 and will be adjusted for inflation annually.
If shares of the fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions the fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.
Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of the fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of the fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive from the fund federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting. A shareholder’s basis in shares of the fund that he or she acquired or acquires after December 11, 2011 (“Covered Shares”), will be determined in accordance with the fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method the fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, the fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Income from Foreign Securities. Dividends and interest the fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
In the case of International, if more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may (as it has done in many previous taxable years), file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If International makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
The fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.
If the fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the fund acquires shares therein. While the fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and the fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts the fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund.
Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to the fund of straddle transactions are not entirely clear.
If the fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Original Issue Discount and Pay-in-Kind Securities. The fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such the fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
REITs. The fund may invest in REITs. The fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If the fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends the fund receives from a REIT generally will not constitute Qualified Dividend Income. The fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in the fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.
The fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. Foreign Account Tax Compliance Act

(“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the fund pays. Proposed regulations (effective while pending) eliminate the application of the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the fund.
*                         *                        *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund’s activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the fund under state and local tax laws, which may differ from the federal tax treatment described above.

XI.          SHAREHOLDER INFORMATION
Each share of the fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of the fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or the fund’s operation and for the election of Trustees under certain circumstances. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.
XII.          FUND INFORMATION
A.          Management of the Fund
Board of Trustees. The fund is governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the fund, which includes the general oversight and review of the fund’s investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the fund. The Board oversees the fund’s officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the fund’s Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the fund’s independent auditor (who reports directly to the fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the fund. Carillon Tower, as part of its responsibilities for the day-to-day operations of the fund, is responsible for day-to-day risk management for the fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the fund.
In general, the fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the fund. In addition, under the general oversight of the Board, Carillon Tower, the fund’s sub-adviser and other service providers to the fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the fund’s sub-adviser.
The Board also oversees risk management for the Trust and the fund through review of regular reports, presentations and other information from officers of the fund and other persons. The fund’s CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the fund’s sub-adviser with respect to the fund’s investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the fund, either directly or through Carillon Tower or the fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the fund’s CCO regarding the effectiveness of the fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the fund’s sub-adviser in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the fund’s sub-adviser; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The fund’s Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the fund’s CCO to discuss matters relating to the fund’s compliance program.
Not all risks that may affect the fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the fund, the sub-adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve the fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the fund.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the fund’s independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the fund in light of, among other factors, the asset size and nature of the fund, the number of funds overseen by the Board, the arrangements for the conduct of the fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the

Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.
Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.
Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Independent Trustees:
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	11	Director, Operation PAR, Inc. 2016-2020 Trustee, RiverNorth Funds since 2013 (7 funds)
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	11	N/A
Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019 – 2020; Chief Investment Officer, OppenheimerFunds 2009 -2019	11	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017 - 2019	11	Founding Director, since 2020, Managing Director, (ended 2020), Aurora Angel Investor Network Corp. Chair of the Board of Guilty Holdings, Inc., since 2021
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	11	N/A
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	11
Trustee, 2021, Chair, Board of
Trustees  2016-2021,
Trustee and
Treasurer 2013 –
2016, Chair, Board
of Trustees 2010 –
2013, New Jersey
Law and Education
Empowerment
Project (NJ LEEP)

Board Member
since 2017, Chair,
Investment
Committee and
Member, Finance
Committee since
2018, Member Executive Committee 2021, Charity
Navigator

Trustee and Investment Committee Member since 2015, Member Finance Committee 2020, Community Service Society President, Board of Managers, 275 W. 10th St. Condominium since 2018

(a)	Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.
Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
Krishna K. Memani: Mr. Memani has extensive financial and organizational management experience, including service as chief investment officer and vice chairman at different asset management firms.
Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.
Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience,

including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board chair and investment committee member of several philanthropic organizations.
Board Committees
The Board has an Audit Committee, consisting of Ms. Marante, Dr. Jarrett and Dr. Webman, each of whom is an Independent Trustee. Ms. Marante serves as Chair of the Audit Committee and is the fund’s designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the fund’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the last fiscal year.
The Board also has a Compliance Committee, consisting of Mr. Carter, Dr. Talbot and Mr. Memani, each of whom is an Independent Trustee. Mr. Carter serves as Chairman of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the fund’s compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the fund’s compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.
The Board also has a Nominating Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of the fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee has not met during the last fiscal year.
The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Dr. Talbot, Dr. Webman and Mr. Memani, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the fund or by any officer, director, employee, or agent of the fund. The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.
The following table shows the amount of equity securities in the fund owned by the Trustees as of December 31, 2021:
Dollar Range of Equity Securities Owned:
	John Carter	Keith Jarrett	Liana Marante	Krishna Memani	Deborah Talbot	Jerry Webman
International	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The Trustees and officers of the Trust, as a group, own less than 1% of each class of the fund’s shares outstanding. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.
Effective January 1, 2022, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates will receive an annual retainer of $90,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone.  For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $30,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. Except for the Chief Compliance Officer, no officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the fiscal year ended October 31, 2021.

Total Compensation from the Carillon Series Trust Paid to Trustees Trustee Name
John Carter	$[ ]
Keith Jarrett	$[ ]
Krishna Memani	$[ ]
Liana Marante	$[ ]
Deborah L. Talbot	$[ ]
Jerry A. Webman	$[ ]

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.
The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Susan L. Walzer (1967)

President since March 2021
(Carillon Series Trust)

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017
(Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower, 2017 – 2018; Vice President of Fund Administration, Eagle, 2011 – 2017.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds
Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower, 2017 – 2018; Manager of Fund Accounting for Eagle 2005 – 2017 and Fund Reporting for Eagle for
2010 – 2017.

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020, Chief Compliance Officer, Water Island Capital, 2016 – 2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014 – 2016;
Angie M. Davis (1974) Assistant Treasurer since February 2021 (Carillon Series Trust)	Senior Financial Analyst, Carillon Tower, since 2017; Financial Analyst, Carillon Tower, 2013-2017

(a)          Officers each serve one year terms.
(b)          Prior to September 13, 2010, EFS served as the funds’ transfer agent.
B.          Control Persons and Principal Holders of Securities
Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the fund to own beneficially 5% or more of the outstanding shares of a class of the following funds as of [  ], 2022.
International
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares

C.          Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to each sub-adviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by the fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. Effective January 1, 2022, Carillon Tower will be solely responsible for voting proxies relating to portfolio securities held by the fund. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, the fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the fund and its shareholders, taking into account the value of the fund’s investments.
Proxy Voting Guidelines. Generally, Carillon Tower or a sub-adviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of the Trust’s Proxy Policies. Carillon Tower or a sub-adviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy. Carillon Tower or a sub-adviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.
The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.
Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by Carillon Tower or a sub-adviser, as appropriate, depending on whether and how they are addressed in the Proxy Guidelines.
Conflicts of Interest. The Proxy Guidelines also address procedures to be used by Carillon Tower or each sub-adviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. If the Proxy Guidelines do not address a situation where a conflict of interests exists, the sub-adviser will vote the proxy in the best interest of the fund. Upon the discovery of a conflict of interest, a sub-adviser must consult with Carillon Tower to assess the extent to which there may be a material conflict of interest. After such consultation, the sub-adviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to each Board that includes information as to how each conflict was resolved.
More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, carillontower.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at www.sec.gov. In addition, a copy of the Carillon Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, carillontower.com. The guidelines will be sent within three business days of receipt of a request.
D.          Investment Adviser and Administrator; Sub-adviser
Carillon Tower serves as the investment adviser and administrator for the fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.
With respect to the fund, Carillon Tower is responsible for managing the fund’s investment and noninvestment affairs, subject to the direction of the fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for the fund and determines what securities and other investments will be purchased, retained, sold or loaned by the fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for the fund and selecting brokers or dealers to execute such transactions for the fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under separate Subadvisory Agreements (collectively the “Subadvisory Agreements”), subject to the direction of Carillon Tower and the Trust’s Board, ClariVest Asset Management LLC (“ClariVest”) provides investment advice and portfolio management services to the fund.
ClariVest is a wholly-owned subsidiary of Eagle Asset Management, Inc., which is an investment sub-adviser to other series of the Trust and a wholly-owned subsidiary of Carillon Tower.
           The Advisory Agreement and the Subadvisory Agreement were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a sub-adviser, as defined under the 1940 Act) and by the shareholders of the fund in compliance with the 1940 Act. The Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a sub-adviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the fund.

The Advisory and Subadvisory Agreement each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to the fund and the Subadvisory Agreement may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a sub-adviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a sub-adviser upon termination of the Subadvisory Agreement. In the event Carillon Tower ceases to be the investment adviser of the fund or the Distributor ceases to be principal distributor of shares of the fund, the right of the fund to use the identifying name of “Carillon” may be withdrawn.
Carillon Tower and a sub-adviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of the fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Fund.”
Advisory Fees.
For the fiscal year ended October 31, 2021, aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to the subadvisor, as both a dollar amount and a percentage of net assets, are indicated in the table below.
Effective March 1, 2022, ClariVest began serving as subadviser to International.
		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		11/01/20-10/31/21	11/01/19-10/31/20	11/01/18-10/31/19
International	Gross Advisory	$3,782,244	$4,675,711	$5,928,298
		0.70%	0.80%	0.80%
	(Waived)/Recovered	($219,930)	($376)	($745)
		(0.06)%	(0.00)%	(0.00)%
	Net Advisory	$3,562,314	$4,675,335	$5,927,553
		0.64%	0.80%	0.80%

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the fund. Under the administration agreement, Carillon Tower provides to the fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes. With the exception of the fund’s Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of the fund who are affiliated with Carillon Tower. Carillon Tower and the Trust jointly pay the salary, fees and expenses of the fund’s Chief Compliance Officer. Further, Carillon Tower oversees the activities of the sub-adviser, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”). Under the sub-administration agreement, Global Fund Services provides the fund certain financial reporting and tax services.
For the fiscal year ended October 31, 2021, the administrative fees paid to Carillon Tower by the fund are indicated in the table below.
		Administrative fees paid:
Fund		11/01/20-10/31/21	11/01/19-10/31/20	11/01/18-10/31/19
International	Gross Admin	[ ]	$584,463	$741,036
	(Waived)/Recovered	[ ]	$0	$0
	Net Admin	[ ]	$584,463	$741,036

For the fund, the current aggregate advisory and subadvisory fees, as applicable, are determined as follows:
Fund	Average daily net assets	Rate charged
International	First $1 billion	0.70%
	Assets over $1 billion	0.60%
Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of International. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through February 28, 2023.
Fund	Class A	Class C	Class I	Class Y	Class R3	Class R5	Class R6
International	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
With respect to Class RJ ERISA shares, Carillon has contractually agreed to waive and/or reimburse all investment advisory, administrative, distribution, shareholder servicing or any other fees and expenses otherwise payable to Carillon through at least February 28, 2023.
Class-Specific Expenses.
The fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the fund’s shares to which those expenses are attributable.

Carillon Tower receives payments from certain of the fund’s sub-adviser for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to those sub-adviser any recoupment that Carillon Tower receives from the fund. Carillon Tower also may receive payments from certain of the fund’s sub-adviser for certain marketing and related expenses.
Securities Lending. U.S. Bank, N.A. (USB) serves as securities lending agent for the fund and, in that role, administers the fund’s securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the Fund, and USB (“Securities Lending Agreement”).
As securities lending agent, USB is responsible for the implementation and administration of the fund’s securities lending program. USB’s responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund’s behalf, or transferring to the fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund’s securities lending activities. Additionally, USB has indemnified the Fund for borrower default as it relates to the securities lending program administered by USB.
USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income the fund earned and the fees and compensation it paid to service providers (including fees paid to USB as securities lending agent) in connection with its securities lending activities during its most recent fiscal year.
International Fund
Gross income earned by the fund from securities lending activities	$[ ]
Fees and/or compensation paid by the fund for securities lending activities and related services	$[ ]

Fees paid to securities lending agent from a revenue spilt	$[ ]
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[ ]
Administrative fees not included in revenue split	$[ ]
Indemnification fee not included in revenue split	$[ ]
Rebate (paid to borrower)	$[ ]
Other fees not included in revenue split (Provide a description of any such fees)	$[ ]

Aggregate fees/compensation paid by the fund for securities lending activities	$[ ]
Net income from securities lending activities	$[ ]

E.          Portfolio Managers
Carillon Tower does not employ any portfolio managers for the fund.  Carillon Tower has delegated the responsibility for portfolio management to a sub-adviser. The sub-adviser has provided information regarding its portfolio managers:
1)  ClariVest
ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows. This information is provided as of [December 31, 2021].
 Material Conflicts of Interest:  Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.
Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.
As of [December 31, 2021], Mr. Vaughn, Mr. Turner and Ms. Zengeni do not own any shares of the fund.
A.          David R. Vaughn, Alex Turner, Gashi Zengeni
As of December 31, 2021, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:
Without performance fee	Number of accounts	Total assets
Registered investment companies	[ ]	$[ ]
Other pooled investment vehicles	[ ]	$[ ]
Other accounts	[ ]	$[ ]
With performance fee
Other pooled investment vehicles	[ ]	$[ ]
As of December 31, 2021, Mr. Turner is responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Without performance fee
Registered investment companies	[ ]	$[ ]
Other pooled investment vehicles	[ ]	$[ ]
Other accounts	[ ]	$[ ]
With performance fee
Other pooled investment vehicles	[ ]	$[ ]
As of December 31, 2021, Ms. Zengeni is responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Without performance fee
Registered investment companies	[ ]	$[ ]

Other pooled investment vehicles	[ ]	$[ ]
Other accounts	[ ]	$[ ]
With performance fee
Other pooled investment vehicles	[ ]	$[ ]

F.          Portfolio Turnover and Brokerage Practices
The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in the fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following table shows the fund’s portfolio turnover rate for the periods shown:
Fund	11/1/20-10/31/21	11/1/19-10/31/20	11/1/18-10/31/19
International	15%	21%	20%
Carillon Tower or the sub-adviser, as applicable, is responsible for the execution of the fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the fund necessarily will be paying the lowest commission or spread available. Rather, the fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.
It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or a sub-adviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or a sub-adviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a sub-adviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or a sub-adviser in connection with services to clients other than the fund. The fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the fund to dealers on the basis of such research services.
[During the fiscal year ended October 31, 2021, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a sub-adviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended October 31, 2021 it is estimated that International paid total commissions of approximately $[  ] on transactions with a principal value of approximately $[  ].]
Carillon Tower or a sub-adviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.” Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the sub-adviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, the fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.
Fund	11/1/20-10/31/21	11/1/19-10/31/20	11/1/18-10/31/19
International
Total	[ ]	$380,192	$351,514
Paid to Affiliate		$0	$0
% to Affiliate		0.0%	0.0%
% of transactions		0.0%	0.0%
w/ Affiliate

(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.
No fund may buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, the fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a sub-adviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the fund, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the Commission.
Securities of Regular Broker-Dealers. The fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3) sold the largest dollar amount of the fund’s securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of the fund’s regular brokers or dealers held by such fund as of October 31, 2021:
Fund	Broker-Dealer	Aggregate Value (in 000’s)
International	[ ]	$[ ]
G.          Distribution of Shares
Distribution. Shares of the fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended October 31, 2021 (amounts have been rounded to the nearest whole dollar):

Fund	Underwriting Fee	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
International	$[ ]	$[ ]	$[ ]	$[ ]
(a) Fees paid by the fund pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section below.
The following table sets forth the aggregate amount of underwriting fee paid to and retained by CFD from the fund with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar).
Fund	11/1/20-10/31/21	11/1/19-10/31/20	11/1/18-10/31/19
International	$[ ]	$725	$2,025
The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of the fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.
Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the fund. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the fund or its shareholders), a service fee of up to 0.25% of average daily net assets of the fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreements. The fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about the fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 and Class RJ ERISA shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. The fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party. The fund may effect such termination by vote of a majority of the outstanding voting securities of the fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan. The fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit the fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fund used all Class A, Class C, Class Y, and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that the fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of the fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of the fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, the fund may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund.  Currently, the fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, the fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class Y shares and, in connection with personal services rendered to Class Y shareholders and the maintenance of Class Y shareholder accounts, the fund offering Class Y shares is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily net assets attributable to Class Y shares. The fund’s Board of Trustees has approved a current fee of 0.25% on Class Y shares.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, the fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund’s average daily net assets attributable to Class R-3 shares. These fees are computed daily and paid monthly.
With respect to Class I, Class R-5 Class R-6 and Class RJ ERISA shares, the fund does not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5, Class R-6 and Class RJ ERISA shares from its own resources.
The following table illustrates the amount of class specific 12b-1 fees paid by the fund to the Distributor for the fiscal year ended October 31, 2021. 12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.
Fund	Class A	Class C	Class Y	Class R-3
International	$[ ]	$[ ]	$[ ]	$[ ]

H.          Payments to Dealers
The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.
In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.
Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the fund, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the fund’s transfer agent or would otherwise be a direct obligation of the fund, the fund, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the fund. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Payments from Carillon or its Affiliates to financial intermediaries also may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the fund.
Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the fund with respect to those assets.
In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the fund, as well as about fees and/or commissions it charges.
XIII.          Additional Services to the Fund
Transfer Agent and Fund Accounting Services. USB is the transfer and dividend disbursing agent and fund accountant for the fund.
The fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are paid based on a percentage of fund assets. Carillon Fund Services, Inc. (“CFS”), a subsidiary of Carillon Tower, serves as the shareholder servicing agent for the fund.

The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:
		Transfer Agent Fees Paid
Fund	11/1/20-10/31/21	11/1/19-10/31/20	11/1/18-10/31/19
International	$[ ]	$641,242	$756,910
The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:
		Fund Accounting Fees Paid
Fund	11/1/20-10/31/21	11/1/19-10/31/20	11/1/18-10/31/19
International	$[ ]	$55,626	$66,574
Custodian. U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the fund’s assets. The custodian also serves as the fund’s securities lending agent and provides portfolio accounting and certain other services for the fund.
Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the fund.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered public accounting firm for the fund.
Potential Liability
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Money Market Instruments. The fund intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The fund may also invest in shares of one or more money market funds, as described below. There may also be times when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the fund may invest are:
(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by the fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;
(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.
Exchange-Traded Funds (“ETFs”). Many ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.
Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Investment Grade/Lower Rated Securities:

Investment Grade Securities. Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by the fund’s portfolio managers. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the fund’s portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.

Carillon Tower or an affiliate also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the fund as being rated AAA and Aaa for credit quality purposes.

Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. The fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
 There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit (“CDs”). CDs available for investment by the fund are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
U.S. Government Securities:
U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. The fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Eurodollar Certificates. The fund may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.
American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description. Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.
Forward Currency Contracts. A forward currency contract involves an obligation of the fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Forward currency transactions may serve as long hedges – for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Illiquid and Restricted Securities:

Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.

Index Securities:

Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global Ratings’s Short-Term Issue Ratings
A S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S& P Global Ratings’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated ‘A-1’. However, the obligor’s capacity to meet its financial commitment on the obligation relative to other national obligors is satisfactory.
A-3: A short-term obligation rated ‘A-3’ denotes adequate protection parameters relative to other short-term national obligations. It is, however, more vulnerable to adverse effects of changes in circumstances than obligations carrying the higher designations.
B: A short-term obligation rated ‘B’ denotes weak protection parameters relative to other short-term national obligations. It is vulnerable to adverse business, financial, or economic conditions and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ denotes doubtful capacity for payment.
SD and D: A short-term obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach in one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer. A ‘SD’ rating is assigned when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely matter.
Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality assigned by Fitch’s national scale.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, with minimal risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of S&P Global Ratings’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
SD and D: An obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality assigned by Fitch’s national scale.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. the formal announcement by the issuer or their agent of a distressed debt exchange; or
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default.
‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX C

FUND INVESTMENT SUMMARY

The following chart summarizes the types of investments or strategies in which the fund may invest.

Investment Type	Inter natio nal

Equity Securities	●

Common Stocks	●

Convertible Securities	●

Preferred Stock	●

REITs	●

Warrants	●

Rights	●
SPACs	●

Debt Securities

Corporate Debt

Lower rated/High Yield

Variable or Floating Rate Securities

Bankers Acceptances	●

Bank Time Deposits	●

Certificate of Deposit in institution w/assets greater than $1 billion	●

Commercial paper of P- 1 or P- 2 or A-1 and A-2

Repurchase Agreements

Investment Type	Inter natio nal
Reverse Repurchase Agreements

Mortgage Dollar Rolls and Sale-Buybacks

Loan Interests

Institutional Term Loans

U.S. Gov’t Securities	●

Mortgage-Backed Securities

Other Asset-Backed Securities

To-Be-Announced Securities

Municipal Obligations	●

Zero Coupon, Step Coupon and Pay-in-Kind Securities

Total Foreign Securities Exposure including ADRs	●

ADRs	●

EDRs	●

GDRs	●

IDRs	●

Depositary receipts	●

Euro/Yankee Bonds	●

Investment Type	Inter natio nal
Eurodollar Certificates	●

Emerging markets	●

Investing through Stock Connect.

Futures Contracts and Options on Futures Contracts

Options Contracts

Forward Contracts

Stock Index Futures

Foreign currencies	●

Foreign currency hedging options

Foreign currency hedging futures

Forward Currency Contracts	●

Combined transactions with options, futures and forwards

Swaps, Caps, Floors, Collars, Options on swaps, Credit default swaps

Forward Commitments

Investment Type	Inter natio nal
Short Sales

Illiquid Securities	●

Investment Companies, including money market funds and ETFs	●

Foreign Investment Companies	●

Index Securities	●

When-Issued & Delayed Delivery Transactions

Loans of Portfolio Securities	●

Temporary Defensive Measures	●

Cyber Security	●

PART C. OTHER INFORMATION
Item 28. Exhibits

(a)	(i)
Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(ii)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88

(b)	By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88

(c)	Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws

(d)	(i)
Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)

(ii)
Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

	(iii)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100

	(iv)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Fund, dated [ ], 2022 — to be filed by subsequent amendment

(v)
Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”), dated November 17, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(vi)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”), dated November 20, 2020, is incorporated by reference to PEA No. 100

(vii)
Expense Limitation Agreement between Registrant and Carillon Tower with respect to Class A, Class C, Class I, Class Y, Class R-3, Class R-5, and Class R-6 Shares, dated November 20, 2020, is incorporated by reference to PEA No. 100

	(viii)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to Class RJ ERISA Shares, dated [ ], 2022 — to be filed by subsequent amendment

(e)		Distribution Agreement between Registrant and Carillon Fund Distributors, Inc., dated November 18, 2017, is incorporated by reference to PEA No. 93

(f)		Bonus, profit sharing or pension plans — none

(g)	(i)
Custody Agreement between Registrant and U.S. Bank National Association, dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

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	(ii)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank National Association, dated November 17, 2017, is incorporated by reference to PEA No. 93

(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84

	(ii)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(iii)	Agency and Service Agreement between Registrant and Carillon Fund Services, Inc., dated November 18, 2017, is incorporated by reference to PEA No. 93

	(iv)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(v)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(vi)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(vii)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(viii)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

(ix)
Securities Lending Agreement between U.S. Bank National Association and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

(i)	Opinion and consent of counsel — to be filed by subsequent amendment

(j)	Consent of Independent Registered Certified Public Accounting Firm — to be filed by subsequent amendment

(k)	Financial statements omitted from prospectus — none

(l)
Letter of investment intent, dated March 8, 1993, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021, is incorporated by reference to PEA No. 100

	(iii)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021, is incorporated by reference to PEA No. 100

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		(v)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

		(vi)	Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

		(vii)	Amended and Restated Schedule A to Class Y Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021, is incorporated by reference to PEA No. 100

		(viii)	Class R-3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

		(ix)	Amended and Restated Schedule A to Class R3 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017 and amended March 1, 2021, is incorporated by reference to PEA No. 100

		(x)	Class R-5 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

		(xi)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(xii)		Class RJ ERISA Distribution and Service Plan Pursuant to Rule 12b-1, dated [ ], 2022 — to be filed by subsequent amendment

(n)		(i)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93

		(ii)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated [ ], 2022 — to be filed by subsequent amendment

(p)	(i)		Code of Ethics for Carillon Tower, Eagle, Carillon Fund Distributors, Inc. and Carillon Series Trust, dated December 31, 2020, is incorporated by reference to PEA No. 100

	(ii)		Code of Ethics for ClariVest, dated October 1, 2020, is incorporated by reference to PEA No. 100

	(iii)		Code of Ethics for Scout Investments, dated August 1, 2020, is incorporated by reference to PEA No. 100

Other Exhibits

Powers of Attorney, dated February 12, 2021, are incorporated by reference to PEA No. 100

Item 29. Persons Controlled by or under Common Control with Registrant

None

Item 30. Indemnification

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability
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and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

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(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its
Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

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According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements with ClariVest provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Subadvisory Agreement with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties,

8

or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

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Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.01 of the Custody Agreement states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

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Section 9.A of the Fund Accounting Services Agreement provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 31.

I. Business and Other Connections of Investment Adviser

Carillon Tower Advisers, Inc. (“Carillon Tower”) is a Florida corporation and a registered investment adviser that offers investment management services. Carillon Tower provides investment advisory services to all Funds of the Trust. Carillon Tower’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356). Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Carillon Tower.

II. Business and Other Connections of Subadvisers

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ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Capital Appreciation and International Stock.  ClariVest will provide subadvisory services to International beginning March 1, 2022. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386).

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Growth & Income, Mid Cap Growth and Small Cap Growth. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.

Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Core Bond, Core Plus Bond, International, Mid Cap, Small Cap and Unconstrained Bond. Scout Investments will cease providing subadvisory services to International effective March 1, 2022. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.

Item 32. Principal Underwriter

(a) Carillon Fund Distributors, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each series of the Registrant. Eagle owns 75% of the shares of the stock of Carillon Fund Distributors.

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(b) The directors and officers of the Registrant’s principal underwriter are:

Name	with Underwriter	with Registrant
Susan Walzer	Director	President & PEO

Marshall Ollia	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Steven B. Gilbert	Chief Executive Officer, President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Michael Scharmer	Anti Money Laundering Officer	None

Robert Morrison	Corporate Counsel and Secretary	None

The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Carillon Tower, CFS and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act. Since March 1, 1994, all required records are maintained by Carillon Tower and CFS at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services

None.

Item 35. Undertakings

Not Applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of December 8, 2021.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 101 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Susan L. Walzer Susan L. Walzer	President & Principal Executive Officer	December 8, 2021

/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	December 8, 2021

/s/ John Carter* John Carter	Trustee	December 8, 2021

/s/ Keith B. Jarrett* Keith B. Jarrett	Trustee	December 8, 2021

	Trustee	December 8, 2021
Krishna Memani

/s/ Liana O’Drobinak* Liana O’Drobinak	Trustee	December 8, 2021

/s/ Jerry A. Webman* Jerry A. Webman	Trustee	December 8, 2021

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer and Treasurer	December 8, 2021

*By:	/s/ Susan L. Walzer
Susan L. Walzer
Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

None

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